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                                                                  Exhibit 10.295

                             ASSIGNMENT OF CONTRACT

          This ASSIGNMENT OF CONTRACT (the "ASSIGNMENT") is made and entered into this 1st day of JULY, 2004 by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation ("ASSIGNOR") and INLAND WESTERN KANSAS CITY, L.L.C., a Delaware limited liability company ("ASSIGNEE").

          Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest as Buyer under that certain agreement dated as of March 9, 2004, as amended, and entered into by RED Boardwalk, LLC, a Missouri limited liability company and REDBARRY, L.L.C., a Missouri limited liability company, collectively, as Seller, and Assignor, as Buyer (collectively, the "AGREEMENT"), solely as the Agreement applies to the sale and purchase of the property described by the Agreement, located in Kansas City, Missouri.

     Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity. By acceptance hereof, Assignee accepts the foregoing Assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

                         ASSIGNOR:

                         INLAND REAL ESTATE ACQUISITIONS, INC., an
                         Illinois corporation

                         By:   /s/ [ILLEGIBLE]
                               ---------------------------------
                         Name:
                               ---------------------------------
                         Title:
                               ---------------------------------


                         ASSIGNEE:

                         INLAND WESTERN KANSAS CITY, L.L.C., a Delaware limited liability company

                         By: Inland Western Retail Real Estate Trust, Inc., a Maryland corporation, its sole member

                              By:      /s/ Valerie Medina
                                    ----------------------------
                              Name:    Valerie Medina
                                    ----------------------------
                              Title:   Asst. Secretary
                                    ----------------------------